UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 7, 2008 ev3 Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-51348	32-0138874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9600 54th Avenue North, Suite 100
Plymouth, Minnesota	55442
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (763) 398-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On April 7, 2008, ev3 Inc. issued a press release announcing, among other things, its preliminary revenue for the first quarter ended March 31, 2008. A copy of the press release is furnished herewith as Exhibit 99.1 and attached hereto.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated April 7, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ev3 Inc.

By: Name:	/s/ Kevin Klemz Kevin Klemz
Title:	Senior Vice President and Chief Legal Officer
Date: April 7, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated April 7, 2008